SECOND AMENDMENT TO FOURTH AMENDED AND
RESTATED CREDIT AGREEMENT
     This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is effective as of 30th day of June, 2007, by NAVARRE CORPORATION, a Minnesota corporation (“Borrower”), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”) for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of March 22, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and the Lenders hereby agree as follows:
SECTION 1. Amendments.
     (a) The definition of “Borrowing Base” set forth in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “Borrowing Base” means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:
     (a) the product of (x) the lesser of 85% and the Eligible Accounts Dilution Percentage at such time multiplied by (y) the book value of Eligible Accounts;
     (b) the lesser of (i) 50% of the Eligible Inventory of the Eligible Credit Parties valued at the lower of cost (FIFO) or market or (ii) 85% of the Orderly Liquidation Value of the Eligible Inventory of the Eligible Credit Parties;
     (c) the lesser of (i) the Eligible Investment Funds Amount or (ii) 95% of the Eligible Investment Funds.
in each case less the Minimum Excess Availability Reserve less any additional Reserves established by Agent from time to time; provided however that at no time shall the amount of the Borrowing Base attributable to the Eligible Accounts arising from the Publishing Business shall exceed 25% of the aggregate Borrowing Base attributable to Eligible Accounts; provided further that at no time shall the amount of the

Borrowing Base attributable to the Eligible Inventory of Eligible Credit Parties exceed (1) $10,000,000 during the Fiscal Months of February, March, April, May and June of each Fiscal Year, (2) $12,000,000 during the Fiscal Months of July and August of each Fiscal Year, (3) $15,000,000 during the Fiscal Months of September and October of each Fiscal Year, (4) $14,000,000 during the Fiscal Month of November of each Fiscal Year, (5) $13,000,000 during the Fiscal Month of December of each Fiscal Year and (6) $12,000,000 during the Fiscal Month of January of each Fiscal Year (each such amount is an “Applicable Sublimit Amount”); provided that Agent may at any time, in its sole discretion, increase the Applicable Sublimit Amounts to $15,000,000 pursuant to a written notice to Borrower specifically referring to this definition (provided that at all times following the occurrence of a Triggering Event, such amount shall be reduced, on the first day of each Fiscal Quarter, to an amount not less than $5,000,000 and equal to the lesser of (x) the Applicable Sublimit Amount or (y) $15,000,000 minus the product of (i) $1,250,000 multiplied by (ii) the number of Fiscal Quarters which have commenced since the occurrence of the Triggering Event). As used herein, “Triggering Event” occurs if the Fixed Charge Coverage Ratio (as defined in Annex G hereto) for the 12 month period then ended (i) as of the last day of the Fiscal Quarters ending June 30, 2007, September 30, 2007 and December 31, 2007 is less than 0.90:1 or (ii) as of the last day of the Fiscal Quarter ending March 31, 2008 and any Fiscal Quarter ending thereafter is less than 1.20:1. The value of any Eligible Accounts denominated in Canadian Dollars shall be included in the Borrowing Base using such Accounts’ Dollar Amount.”
     (b) The definition of “EBITDA” set forth in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “EBITDA” means, with respect to any Person for any fiscal period, without duplication, an amount equal to (a) consolidated net income of such Person for such period, determined in accordance with GAAP, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (v) any other non-cash gains that have been added in determining consolidated net income, in each case to the extent included in the calculation of net income of such Person for such period in accordance with GAAP, but without duplication and (vi) amounts paid on behalf of or for the benefit of Goldhil Media, Tower Records or any trust, trustee or fund relating thereto or successor to any of the foregoing, plus (c) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period, (iv) depreciation and amortization for such period (other than amortization with respect to Vendor Advances), (v) amortized debt discount for such period, (vi) the amount of any deduction to consolidated net income as the result of any grant to any members of the management of such Person of any Stock, (vii) write-offs of Accounts owing to Borrower from (x) Goldhil Media in the aggregate amount not to exceed $2,100,000 and (y) Tower Records in the aggregate amount not to exceed $1,900,000 and (viii) losses arising from the operations of Navarre Entertainment in an aggregate amount not to exceed (w) $1,865,000 with respect to the 12 month period ending on June 30, 2007, (x) $2,275,000 with respect to the 12 month period ending on September 30, 2007, (y) $3,038,000 with respect to the 12 month period ending on December 31, 2007 and (z) $3,233,000 with respect to the 12 month period ending on March 31, 2008, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication. For purposes of this definition, the following items shall be excluded in determining consolidated net income of a Person: (1) the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person’s Subsidiaries; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (8) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets, and (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary.”
     (c) The definition of “Minimum Excess Availability Reserve” set forth in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “Minimum Excess Availability Reserve” shall mean a special Reserve maintained by Agent in an amount at all times equal to $11,500,000; provided that Agent may at any time, in its sole discretion, reduce such amount to $8,500,000 pursuant to a written notice to Borrower specifically referring to this definition.”
     (d) Clause (a) of Annex G to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “(a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

Period	Maximum Capital Expenditures per Period
Fiscal Year ending on or about March 31, 2008	$ 11,300,000

Fiscal Year ending on or about March 31, 2009	$3,500,000 plus an amount equal to an amount of Capital Expenditures not to exceed $1,000,000 incurred in connection with the installation of the ERP computer system during such Fiscal Year

Fiscal Year ending on or about March 31, 2010 and each Fiscal Year ending thereafter”	$ 3,500,000

     (e) Clause (b) of Annex G to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “(b) Minimum Fixed Charge Coverage Ratio. Borrower and its Subsidiaries shall have on a consolidated basis, as of the last day of the Fiscal Quarter ending on June 30, 2007 and as of the last day of each Fiscal Quarter thereafter, for the 12 month period then ended, a ratio (the “Fixed Charge Coverage Ratio”) of (A) the sum of (i) EBITDA plus (ii) the aggregate of all Vendor Advance Expenses for such period, plus (iii) interest income received during such period minus (iii) Capital Expenditures during such period (other than Capital Expenditures financed other than with the proceeds of Loans), minus (iv) income taxes paid in cash during such period, minus (v) the aggregate of all Vendor Advances made during such period to (B) the sum of, without duplication, (i) the aggregate of all Interest Expense paid or accrued during such period, plus (ii) scheduled payments of principal with respect to Indebtedness during such period (other than scheduled principal payments made by Borrower during such period with respect to Term Loan B (as defined and under the Existing Credit Agreement) pursuant to the Existing Credit Agreement), plus, (iii) all Restricted Payments made by a Credit Party during such period (other than Restricted Payments (a) made to another Credit Party or (b) which have caused EBITDA to be reduced for such period) of at least the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter Ending	Ratio
June 30, 2007	0.90 :1
September 30, 2007	0.80 :1
December 31, 2007	0.80 :1
March 31, 2008	1.20:1
June 30, 2008	1.20:1
September 30, 2008	1.20:1
December 31, 2008	1.20:1
March 31, 2009	1.30:1
June 30, 2009	1.30:1
September 30, 2009	1.30:1
December 31, 2009	1.30:1
March 31, 2010 and each Fiscal Quarter ending thereafter”	1.40:1

     (f) Clause (d) of Annex G to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “(d) Minimum EBITDA. Borrower and its Subsidiaries shall have on a consolidated basis, as of the last day of the Fiscal Quarter ending on June 30, 2007 and as of the last day of each Fiscal Quarter thereafter, for the 12 month period then ended, EBITDA of at least the amount set forth below opposite such Fiscal Quarter:

Fiscal Quarter Ending	Amount
June 30, 2007	$32,000,000
September 30, 2007	$26,000,000
December 31, 2007	$27,000,000

March 31, 2008	$29,000,000

June 30, 2008	$31,000,000
September 30, 2008	$31,000,000
December 31, 2008	$31,000,000
March 31, 2009	$32,000,000
June 30, 2009	$34,000,000
September 30, 2009 and each Fiscal Quarter ending thereafter”	$35,000,000
SECTION 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:
     (a) this Amendment shall have been duly executed and delivered by the Borrower, the Credit Parties, the Agent and each Lender;
     (b) Borrower shall have executed and delivered to Agent that certain fee letter supplement, dated as of the date hereof, between GE Capital and the Borrower (the “Fee Letter Supplement”); and
     (c) Agent shall have received a certified copy of the fully executed copy of (i) a Second Amendment to the Second Lien Credit Agreement and (ii) a letter agreement between Agent and Monroe Capital Advisors, LLC, as second lien agent, in each case in form and substance satisfactory to Agent.
SECTION 3. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:
     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

     (b) the execution, delivery and performance by such Credit Party of this Amendment has been duly authorized by all necessary corporate, limited liability company or partnership action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;
     (c) neither the execution, delivery and performance of this Amendment by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and
     (d) no Default or Event of Default has occurred and is continuing.
SECTION 4. Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
     (b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.
SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.
SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWER:

NAVARRE CORPORATION

By:
Name:

Title:

[Signature Page to Second Amendment To Fourth Amended and Restated Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:
Name:

Title:

[Signature Page to Second Amendment To Fourth Amended and Restated Credit Agreement]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above by below Persons in their capacity as Credit Parties not as Borrower.

ENCORE SOFTWARE, INC., as Credit Party

By:
Name:

Title:

BCI ECLIPSE COMPANY, LLC, as Credit Party

By:
Name:

Title:

FUNIMATION PRODUCTIONS LTD., as Credit Party

By:	Navarre CP, LLC, its General Partner

By:
Name:

Title:

ANIMEONLINE, LTD (F/K/A THE FUNIMATION STORE LTD.), as Credit Party

By:	Navarre CS, LLC, its General Partner

By:
Name:

Title:

NAVARRE CP, LLC, as Credit Party

By:
Name:

Title:

[Signature Page to Second Amendment To Fourth Amended and Restated Credit Agreement]

NAVARRE CLP, LLC, as Credit Party

By:
Name:

Title:

NAVARRE CS, LLC, as Credit Party

By:
Name:

Title:

NAVARRE LOGISTICAL SERVICES, INC., as Credit Party

By:
Name:

Title:

NAVARRE DIGITAL SERVICES, INC., as Credit Party

By:
Name:

Title:

NAVARRE ONLINE FULFILLMENT SERVICES, INC., as Credit Party

By:
Name:

Title:

NAVARRE DISTRIBUTION SERVICES, INC., as Credit Party

By:
Name:

Title:

[Signature Page to Second Amendment To Fourth Amended and Restated Credit Agreement]

FUNIMATION CHANNEL, INC., as Credit Party

By:
Name:

Title:

[Signature Page to Second Amendment To Fourth Amended and Restated Credit Agreement]